UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): March 18, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNS ENERGY CORPORATION	86-0786732
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 18, 2014, solely to avoid the costs, risks and uncertainties inherent in litigation, UNS Energy Corporation (“UNS Energy”) and the other named defendants signed a memorandum of understanding (“MOU”) with the plaintiffs in the previously disclosed consolidated shareholder class action lawsuits filed in the Superior Court of Pima County, Arizona, which are related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 11, 2013, by and among FortisUS Inc. (“FortisUS”), Color Acquisition Sub Inc. (“Merger Sub”), UNS Energy, and solely for the purposes of certain provisions therein, Fortis Inc. (“Fortis Parent” and, together with Fortis US and Merger Sub, “Fortis”). This MOU provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the court will approve such settlement. Additionally, as part of the MOU, UNS Energy and Fortis have agreed to make certain additional disclosures related to the proposed merger, which are set forth below. Finally, in connection with the proposed settlement, counsel for plaintiffs intend to seek an award of attorneys’ fees and expenses, subject to court approval. This payment will not affect the amount of consideration to be paid in the merger or the timing of the special meeting of UNS Energy shareholders scheduled for March 26, 2014 at 10:00 a.m. (Mountain Standard Time) at the offices of UNS Energy, 88 East Broadway Boulevard, Tucson, Arizona.

The additional disclosures in this Current Report on Form 8-K supplement the disclosure contained in the definitive proxy statement of UNS Energy filed with the SEC on February 18, 2014 and mailed to UNS Energy shareholders on or about February 21, 2014 (the “proxy statement”), and should be read in conjunction with the disclosures contained therein. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, the information in this Current Report on Form 8-K shall control. Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosure set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the proxy statement.

The following disclosures supplement and amend or restate the discussion under the caption “Summary of Lazard Financial Analyses” beginning on page 39 of the proxy statement:

1.	The paragraph beginning “The EPS and EBITDA estimates” under the subcaption “Selected Comparable Company Multiples Analysis” beginning on page 40 is restated as follows:

“The EPS and EBITDA estimates for each of the UNS Energy comparable companies used by Lazard in its analysis were based on Wall Street research, which represents publicly available consensus estimates. The following table summarizes the results of this review:

Company Name	Price / I/B/E/S EPS 2014E	Price / I/B/E/S EPS 2015E	Enterprise Value / EBITDA 2014E	Enterprise Value / EBITDA 2015E
Avista Corporation	14.7x	13.9x	7.5x	7.0x
El Paso Electric Company	14.1x	14.5x	8.4x	7.9x
IDACORP, Inc.	14.9x	14.5x	NA	NA
Pinnacle West Capital Corporation	14.2x	13.7x	6.9x	6.6x
PNM Resources, Inc.	15.7x	14.5x	7.7x	7.3x
Portland General Electric Company	14.3x	13.1x	6.6x	6.0x
TECO Energy, Inc.	15.7x	14.5x	7.4x	7.1x
Median	14.7x	14.5x	7.5x	7.0x

2.
The paragraph beginning “For its discounted cash flow calculations,” under the subcaption “Public Market Discounted Cash Flow Analysis” beginning on page 41 is amended and supplemented by adding the following immediately following the end of the last sentence of the paragraph as new third and fourth sentences:

“In calculating the estimated range of weighted average cost of capital for UNS Energy, Lazard used a weighted-average of the estimated cost of equity capital and the after-tax cost of debt ranges, assuming a range of equity and debt levels in the capital structure. To calculate the estimated cost of equity, Lazard utilized the Capital Asset

Pricing Model, which uses a “beta” metric based on the average beta of UNS Energy’s selected group of comparable companies (0.45 unlevered), a risk-free rate of return (3.87%) and a market risk premium (6.7%).”

3.
The paragraph beginning “Lazard reviewed and analyzed selected precedent merger and acquisition transactions” under the subcaption “Selected Precedent Transactions Multiples Analysis” beginning on page 42 is amended and supplemented by adding the phrase “all cash” between the words “10” and “merger” in the third and final sentence of the paragraph.

4.	The paragraph beginning “The selected group of transactions” under the subcaption “Selected Precedent Transactions Multiples Analysis” beginning on page 42 is restated as follows:

“The selected group of transactions reviewed in this analysis was as follows:

Transaction Multiples
Announcement Date	Close Date / Status	Acquiror	Target	P/E FY+1*	EV/EBITDA FY+1*
5/29/2013	Pending	MidAmerican Energy Holdings Company	NV Energy, Inc.	17.7x	8.9x
2/21/2012	6/27/2013	Fortis Inc.	CH Energy Group, Inc.	19.6x	9.5x
7/12/2011	6/27/2012	Gaz Métro Limited Partnership	Central Vermont Public Service Corporation	19.6x	NA
4/20/2011	11/28/2011	AES Corporation	DPL Inc.	12.4x	7.6x
10/26/2007	2/6/2009	Macquarie Infrastructure Partners	Puget Energy, Inc.	17.6x	9.8x
6/25/2007	9/17/2008	Iberdrola, S.A.	Energy East Corporation	18.8x	8.8x
2/26/2007	10/10/2007	Kohlberg Kravis Roberts & Co. and Texas Pacific Group	TXU Corp.	13.6x	8.8x
7/5/2006	5/31/2007	Macquarie Infrastructure Partners	Duquesne Light Holdings, Inc.	17.4x	NA
2/27/2006	8/24/2007	National Grid plc	KeySpan Corporation	17.1x	8.6x
5/24/2005	3/21/2006	MidAmerican Energy Holdings Company	PacifiCorp	NA	NA
			Mean	17.1x	8.9x
			Median	17.6x	8.8x
* Based on I/B/E/S estimates. “FY+1” means for the following fiscal year.

5.
The paragraph beginning “To the extent publicly available, Lazard reviewed” under the subcaption “Selected Precedent Transactions Multiples Analysis” beginning on page 42 and the table following such paragraph beginning on page 43 are deleted from the proxy statement.

The first sentence of the disclosure under the caption “Other Analyses” and the subcaption “Research Analyst Price Targets” beginning on page 43 of the proxy statement is restated as follows:

“Lazard reviewed recently-available equity analyst price targets based on published, publicly available Wall Street equity research reports prepared by equity analysts covering UNS Energy, which indicated 12-month target prices that ranged from $46.00 to $51.50 and next 12 months dividends of $1.87 per share discounted to December 31, 2013 at an illustrative 8.5% cost of equity.”

The second paragraph of the disclosure under the caption “Miscellaneous” beginning on page 44 of the proxy statement is restated as follows:

“In the two years prior to issuing its fairness opinion, an affiliate of Lazard acted as financial advisor to a subsidiary of Fortis, pursuant to an engagement letter entered into on October 7, 2013, in the sale of a subsidiary for US$69.9 million plus working capital, for which Lazard’s affiliate received a fee of $1.2 million.”

Forward-Looking Statements

Statements included in this Current Report on Form 8-K which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements include, without limitation, those relating to UNS Energy’s and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the acquisition contemplated by the Merger Agreement, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the transaction contemplated by the Merger Agreement will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the transaction contemplated by the Merger Agreement on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber attacks or challenges to our information security; and the performance of Tucson Electric Power’s generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed acquisition contemplated by the Merger Agreement, UNS Energy has filed a proxy statement with the SEC. Investors and security holders of UNS Energy are urged to read the proxy statement and other relevant materials filed with the SEC because they contain important information about the proposed acquisition and related matters. The final proxy statement was mailed to UNS Energy stockholders on or about February 21, 2014. Investors and stockholders may obtain a free copy of the proxy statement, and other documents filed by UNS Energy, at the SEC's website, www.sec.gov. These documents can also be obtained by investors and stockholders free of charge from UNS Energy by directing a request to Library and Resource Center, UNS Energy Corporation, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	March 19, 2014	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Principal Financial Officer